UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897)

Exact name of registrant as specified in charter: Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam U.S. Government Income Trust

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
U.S. Government
Income Trust

3| 31| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam U.S. Government Income Trust: Seeking
opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds most of its assets in MBSs.

With the exception of Ginnie Mae securities, MBSs are not guaranteed directly by the full faith and credit of the United States. Therefore, they carry a higher degree of risk than investments like Treasury bonds, while offering the potential for higher returns. These non-Ginnie Mae securities are backed by a pool of borrowers and are typically guaranteed by the government-sponsored entities that offer them. By seeking opportunities among MBSs, your fund’s management team seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Performance snapshot

Putnam U.S. Government
Income Trust

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower.

See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Rob, thanks for taking the time to talk about Putnam U.S. Government IncomeTrust today. How did the fund perform during the period?

In an eventful first half of the fiscal year, which ended March 31, 2008, U.S. Government Income Trust gained 5.25% . In the same time frame, our benchmark, the Lehman GNMA Index, returned 5.78%, while our peer group, the Lipper GNMA Funds, returned 5.46% .

What drove your performance during the period?

The past six months were marked by two distinct periods of performance —the first four months and the final two months.

From the end of September through January, two significant factors boosted performance. First, we correctly anticipated the larger forces at play in the markets, believing that the problems stemming from the over-leveraging of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

capital in certain U.S. market sectors had not yet been resolved. That call led to proper defensive positioning and positive, tactical trading strategies that capitalized on our views on term structure and increased volatility, which we’ll talk about in a moment.

The other major contributor relative to our peer group was the fund’s exposure to collateralized mortgage obligations (CMOs), a type of mortgage-backed security repackaged to offer investors varying maturities with levels of prepayment risk that suit their needs. We felt that CMOs were undervalued, and we positioned the fund to take advantage of a potential slowing in mortgage prepayments. When credit ultimately contracted in the period, the prepayment rate did indeed slow, benefiting the fund. We favored interest-only CMOs, higher-coupon mortgages, and pass-throughs, a type of mortgage-backed certificate in which homeowner payments “pass” to investors through a government agency or investment bank.

The final two months of the period were a different story. Until February, the nature of our holdings had shielded us somewhat from fallout surrounding the subprime mortgage crisis and the subsequent sharp reevaluation of credit quality throughout the market. Since a majority of our holdings are in U.S. government-guaranteed securities, we are not as dependent on ratings from

Portfolio composition

Allocations shown here are represented as a percentage of portfolio market value as of 3/31/08 and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time. All holdings are rated AAA.

agencies such as Moody’s and Standard & Poor’s, which rapidly lost investor confidence in recent months when structured credit products thought to be “high quality” quickly fell apart because of their subprime underpinnings. Despite our protection from this, subprime-related distress in the financial markets — namely, constraints on banks’ balance sheets — ultimately created a widespread need for cash in the final two months of the quarter, forcing a financial deleveraging that left no asset class in fixed income untouched, not even AAA government-guaranteed CMOs.

In the fund’s annual report, you listed key strategy decisions your team made regarding term structure, sector allocation, maturity, coupon level,“seasoning” of mortgages, and out-of-benchmark exposure. Can you review these in light of today’s market?

Sure. Term structure reflects our views on the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, market sentiment, and our analysis of the yield curve. During the six-month period, we correctly predicted the credit crisis and its implications early on. Therefore, we positioned ourselves to take advantage of interest-rate levels, a quickly steepening yield curve, and increased volatility. Recently, however, we have moved to a more neutral stance on all three. We now

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

believe much of the bad news has already been priced into the market.

In terms of sector allocations, which did you favor?

We did not change our allocation strategy in any significant way during the period. We have maintained our judgement that mortgage prepayments will be slow. We have continued to favor our agency CMO and pass-through positioning.

However, we did adjust our overall mortgage weighting somewhat. We began the period underweight in mortgages versus the benchmark, but when mortgage spreads — the difference between the average 30-year mortgage rate and the 10-year Treasury yield — widened considerably in the period, we moved to a neutral weighting.

Regarding maturity, what was your stance during the six-month period?

We’ve been neutral on most points of the yield curve, but less interested in holding the longest maturities. We believe it’s going to take time to repair bank balance sheets, and, as a result, the Fed may be content to hold rates steady. There has been a great deal of inflationary pressure inside the U.S. economy recently, given the economic strength globally. We believe the Fed wants some of this inflationary pressure because it is one way to help banks to “reflate,” or bolster their balance sheets by increasing the spread between long-term lending and short-term borrowing rates (net interest margin).

Regarding coupon level, what combination of coupons did you feel provided the best risk/return tradeoff?

We’ve been in the high end of mortgage coupons, continuing to favor the trade of 6.5% coupons. A borrower with a clean credit history should always be able to get a relatively affordable mortgage rate. But borrowers with a slight credit problem —those often in the 6.5% range — may face a refinancing rate high enough to preclude them from refinancing, thus lowering the risk of mortgage prepayment. I am not talking about the subprime market, but rather individuals with lesser credit histories who still qualify for agency collateral. That’s an important distinction.

In terms of mortgages, how “seasoned” — or aged — do you like them to be?

We believe the most attractive mortgages are those that originated during the peak in U.S. home prices about a year and a half to two years ago because they are the least likely to refinance. Unfortunately, people who took out mortgages at that time have seen their home values go down. Because their home values are now lower than their loan amounts, these homeowners have extremely limited opportunities to refinance.

Lastly, out-of-benchmark exposure?

Yes. Here we selectively added in spots that supported our views of lower prepayment levels in the period. Specifically, we focused on interest-only

CMOs in order to capitalize on slower-than-expected prepayment speeds, and hedged this exposure with principal-only CMOs.

What is your market outlook for the next six months and what changes, if any, have you made in response?

In our opinion, the deleveraging that we experienced in the final two months of the period is unsustainable. Once bank balance sheets stabilize, we believe the first securities to bounce back will be those of the highest quality — namely, the government paper in which we predominantly invest. We believe these securities will be the “canary in the coal mine” for the capital markets; once they recover, it may signal a broader recovery. Many of our portfolio changes have been made with an eye toward reducing risk, including a reduction in trades based on our views on volatility and term structure. As a result of the recent valuations on our high-quality paper, we believe we can afford to take fewer of these precautions and look more opportunistically at security selection going forward.

Thanks again for your time and insights, Rob.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Holdings discussed may not have been held by the fund for the entire period and may vary in the future.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. Derivatives add additional risks. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased from $0.047 to $0.050 per share. This dividend increase was possible due to the higher yield premium offered in mortgage-related bonds and our exposure to these bonds.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.15%	6.97%	6.28%	6.28%	6.35%	6.35%	6.81%	6.67%	6.88%	7.31%

10 years	64.25	57.72	52.51	52.51	52.43	52.43	60.31	55.08	60.22	68.48
Annual average	5.09	4.66	4.31	4.31	4.31	4.31	4.83	4.49	4.83	5.35

5 years	21.75	16.89	17.27	15.27	17.28	17.28	20.30	16.42	20.25	23.29
Annual average	4.01	3.17	3.24	2.88	3.24	3.24	3.77	3.09	3.76	4.28

3 years	16.22	11.56	13.68	10.67	13.63	13.63	15.37	11.64	15.30	17.13
Annual average	5.14	3.71	4.37	3.44	4.35	4.35	4.88	3.74	4.86	5.41

1 year	8.13	3.77	7.36	2.36	7.35	6.35	7.93	4.42	7.87	8.44

6 months	5.25	1.03	4.90	–0.10	4.89	3.89	5.20	1.79	5.14	5.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/08

		Lipper GNMA
	Lehman	Funds category
	GNMA Index	average*

Annual average
(life of fund)	8.62%	7.61%

10 years	78.05	65.32
Annual average	5.94	5.14

5 years	25.98	20.95
Annual average	4.73	3.87

3 years	18.29	15.70
Annual average	5.76	4.98

1 year	8.08	7.49

6 months	5.78	5.46

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year and life-of-fund periods ended 3/31/08, there were 63, 58, 57, 57, 31, and 7 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.99%	1.69%	1.74%	1.23%	1.24%	0.74%

Total annual fund
operating expenses	1.00	1.70	1.75	1.24	1.25	0.75

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 3/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.285		$0.237	$0.238	$0.268		$0.270	$0.302

Capital gains	—		—	—	—		—	—

Total	$0.285		$0.237	$0.238	$0.268		$0.270	$0.302

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$13.17	$13.72*	$13.10	$13.15	$13.16	$13.60	$13.16	$13.13

3/31/08	13.57	14.14	13.50	13.55	13.57	14.03	13.56	13.54

Current yield
(end of period)

Current
dividend rate[1]	4.42%	4.24%	3.73%	3.72%	4.16%	4.02%	4.25%	4.70%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	N/A	4.09	3.55	3.50	N/A	3.88	4.00	4.50

Current 30-day
SEC yield[3]
(without
expense
limitation)	N/A	4.08	3.54	3.49	N/A	3.87	4.00	4.49

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.93	$ 8.61	$ 8.76	$ 6.16	$ 6.21	$ 3.65

Ending value (after expenses)	$1,052.50	$1,049.00	$1,048.90	$1,052.00	$1,051.40	$1,054.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.85	$ 8.47	$ 8.62	$ 6.06	$ 6.11	$ 3.59

Ending value (after expenses)	$1,020.20	$1,016.60	$1,016.45	$1,019.00	$1,018.95	$1,021.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.96%	1.68%	1.71%	1.20%	1.21%	0.71%

Average annualized expense
ratio for Lipper peer group*	0.98%	1.70%	1.73%	1.22%	1.23%	0.73%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam U.S. Government
Income Trust	253%*	579%*	782%*	198%*	332%†

Lipper GNMA Funds
category average	244%	288%	315%	286%	383%

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/07.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 336,000	$ 88,000,000

Putnam employees	$3,797,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund.

Michael Salm is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, and Putnam Global Income Trust.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

49th	45th	65th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 61, 60, and 56 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper GNMA Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 31%, 50%, and 63%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 18th out of 58, 29th out of 57, and 20th out of 31, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (156.4%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (90.7%)
Government National Mortgage Association Adjustable Rate
Mortgage 5.625s, 7/20/2026	$28,089	$28,770
Government National Mortgage Association Graduated
Payment Mortgages
13 3/4s, November 20, 2014	2,279	2,783
13 1/2s, April 15, 2011	15,180	17,044
13 1/4s, December 20, 2014	15,165	18,359
12 3/4s, with due dates from December 15, 2013 to
July 20, 2014	30,171	35,797
12 1/4s, with due dates from February 15, 2014 to
March 15, 2014	42,845	50,221
11 1/4s, with due dates from September 15, 2015 to
January 15, 2016	86,410	101,277
10s, with due date from November 15, 2009	3,491	3,646
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	24,178	27,279
Government National Mortgage Association
Pass-Through Certificates
8 1/2s, December 15, 2019	10,634	11,769
8s, with due dates from May 15, 2008 to November 15, 2009	409,338	417,665
7 1/2s, October 20, 2030	228,958	241,256
7s, with due dates from July 15, 2008 to August 15, 2012	701,653	722,192
6 1/2s, with due dates from August 20, 2023 to
November 20, 2037	309,780,383	322,840,376
6 1/2s, TBA, April 1, 2038	74,000,000	76,907,971
6s, with due dates from November 15, 2023 to
October 15, 2033	1,118,017	1,156,660
5 1/2s, with due dates from March 15, 2033 to
October 15, 2035	10,151,652	10,374,527
5 1/2s, TBA, May 1, 2038	402,000,000	408,532,500
5 1/2s, TBA, April 1, 2038	402,000,000	409,631,729
		1,231,121,821

U.S. Government Agency Mortgage Obligations (65.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from June 1, 2021 to October 1, 2021	806,008	830,692
5 1/2s, with due dates from June 1, 2014 to May 1, 2020	778,622	799,812
5s, with due dates from May 1, 2034 to June 1, 2037	583,079	579,481
Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from January 1, 2030 to May 1, 2030	39,982	43,304
7s, with due dates from September 1, 2028 to
December 1, 2035	2,015,567	2,132,587
7s, with due dates from November 1, 2012 to January 1, 2015	122,397	129,199
6 1/2s, with due dates from September 1, 2032 to
September 1, 2037	183,781	191,149

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (156.4%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from February 1, 2014
to February 1, 2017	$489,275	$511,872
6s, with due dates from March 1, 2037 to September 1, 2037	625,751	641,664
6s, with due dates from July 1, 2016 to January 1, 2022	3,254,149	3,356,515
6s, TBA, April 1, 2038	9,000,000	9,217,265
5 1/2s, with due dates from March 1, 2037
to December 1, 2037	1,441,255	1,456,231
5 1/2s, with due dates from June 1, 2009 to April 1, 2021	2,125,250	2,179,086
5 1/2s, TBA, May 1, 2038	302,000,000	304,170,625
5 1/2s, TBA, April 1, 2038	559,000,000	564,196,967
5s, May 1, 2021	51,250	51,789
4 1/2s, with due dates from June 1, 2034 to October 1, 2035	2,034,173	1,966,241
		892,454,479

Total U.S. government and agency mortgage obligations (cost $2,101,288,328)		$2,123,576,300

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.9%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$5,850,000	$6,099,980
Freddie Mac
6 7/8s, September 15, 2010	4,112,000	4,540,207
6 5/8s, September 15, 2009	14,600,000	15,527,468

Total U.S. government agency obligations (cost $25,341,547)		$26,167,655

U.S. TREASURY OBLIGATIONS (4.0%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$790,000	$863,322
4 1/4s, September 30, 2012	34,538,000	37,344,213
4s, February 15, 2014	15,220,000	16,416,198

Total U.S. treasury obligations (cost $50,274,488)		$54,623,733

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$501,000	$492,162
Ser. 05-6, Class A2, 5.165s, 2047	1,093,000	1,091,709
FRB Ser. 05-1, Class A5, 5.085s, 2042	710,000	697,420
Ser. 04-4, Class A6, 4.877s, 2042	60,000	58,460
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, Interest only (IO), 4.051s, 2037	3,930,135	313,765
Commercial Mortgage Pass-Through Certificates FRB
Ser. 04-LB3A, Class A5, 5.283s, 2037	40,000	40,265

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 2.89s, 2035	$42,242,956	$3,467,380
IFB Ser. 05-R2, Class 1AS, IO, 2.525s, 2035	32,491,369	2,110,396
Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039	441,000	442,904
CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	259,000	256,278
FRB Ser. 05-C5, Class A4, 5.1s, 2038	99,000	98,580
Ser. 04-C3, Class A3, 4.302s, 2036	555,000	546,894
Fannie Mae
IFB Ser. 06-70, Class SM, 32.736s, 2036	362,393	484,899
IFB Ser. 07-75, Class JS, 31.57s, 2037	1,697,684	2,465,162
IFB Ser. 07-80, Class AS, 28.57s, 2037	375,307	521,099
IFB Ser. 07-75, Class CS, 27.309s, 2037	1,103,984	1,638,775
IFB Ser. 06-62, Class PS, 24.308s, 2036	2,119,646	2,938,279
IFB Ser. 07-60, Class SB, 24.008s, 2037	495,656	637,696
IFB Ser. 06-76, Class QB, 24.008s, 2036	2,476,812	3,442,912
IFB Ser. 06-63, Class SP, 23.708s, 2036	2,702,144	3,704,375
IFB Ser. 07-W7, Class 1A4, 23.588s, 2037	1,232,788	1,663,703
IFB Ser. 07-81, Class SC, 22.208s, 2037	937,800	1,214,921
IFB Ser. 07-1, Class NK, 21.457s, 2037	2,226,535	2,968,988
IFB Ser. 06-104, Class GS, 21.145s, 2036	920,983	1,220,342
IFB Ser. 06-104, Class ES, 20.456s, 2036	196,972	257,776
IFB Ser. 06-49, Class SE, 18.605s, 2036	829,924	1,037,316
IFB Ser. 06-60, Class AK, 18.405s, 2036	716,053	899,593
IFB Ser. 06-60, Class TK, 18.205s, 2036	711,761	888,640
IFB Ser. 06-104, Class CS, 18.006s, 2036	243,143	298,508
IFB Ser. 07-30, Class FS, 17.791s, 2037	2,231,336	2,729,206
IFB Ser. 07-96, Class AS, 17.156s, 2037	171,505	205,563
IFB Ser. 05-25, Class PS, 16.726s, 2035	137,006	170,363
IFB Ser. 06-115, Class ES, 16.165s, 2036	920,479	1,148,078
IFB Ser. 05-74, Class CP, 15.221s, 2035	2,642,808	3,222,199
IFB Ser. 05-115, Class NQ, 15.192s, 2036	730,427	856,080
IFB Ser. 06-27, Class SP, 15.038s, 2036	2,015,000	2,442,028
IFB Ser. 06-8, Class HP, 15.038s, 2036	2,134,223	2,594,566
IFB Ser. 06-8, Class WK, 15.038s, 2036	3,376,532	4,069,933
IFB Ser. 05-106, Class US, 15.038s, 2035	3,182,031	3,880,607
IFB Ser. 05-99, Class SA, 15.038s, 2035	1,557,366	1,844,582
IFB Ser. 05-74, Class DM, 14.855s, 2035	3,064,197	3,680,052
IFB Ser. 06-60, Class CS, 14.561s, 2036	1,245,569	1,424,332
IFB Ser. 06-62, Class NS, 12.092s, 2036	725,483	749,972
IFB Ser. 05-74, Class CS, 12.873s, 2035	3,007,760	3,485,368
IFB Ser. 05-114, Class SP, 12.433s, 2036	920,370	1,013,783
IFB Ser. 05-95, Class CP, 12.152s, 2035	262,608	301,432
IFB Ser. 05-106, Class JC, 12.066s, 2035	1,719,169	1,881,455
IFB Ser. 05-83, Class QP, 10.637s, 2034	1,066,265	1,150,101
IFB Ser. 05-72, Class SB, 10.378s, 2035	989,024	1,067,614
IFB Ser. 05-57, Class MN, 10.326s, 2035	2,028,657	2,227,167
Ser. 03-W6, Class PT1, 10.074s, 2042	786,285	910,096
Ser. 02-26, Class A2, 7 1/2s, 2048	353,828	386,903

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	$2,596,883	$2,855,631
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	743,809	817,815
Ser. 02-T19, Class A3, 7 1/2s, 2042	478,014	523,509
Ser. 02-14, Class A2, 7 1/2s, 2042	532,129	579,343
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,286,096	3,572,599
Ser. 02-T4, Class A3, 7 1/2s, 2041	605,943	658,713
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,347,907	1,464,393
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,096,129	1,189,566
Ser. 01-T1, Class A1, 7 1/2s, 2040	3,214,038	3,496,260
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,342,383	1,490,641
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,201,108	2,374,622
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,796,104	4,140,424
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,152,715	1,237,450
Ser. 01-T5, Class A3, 7 1/2s, 2030	34,634	37,689
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,022,009	3,327,070
Ser. 02-26, Class A1, 7s, 2048	2,633,288	2,844,841
Ser. 04-W12, Class 1A3, 7s, 2044	1,568,358	1,703,663
Ser. 04-T3, Class 1A3, 7s, 2044	1,537,612	1,669,799
Ser. 04-T2, Class 1A3, 7s, 2043	981,904	1,066,460
Ser. 03-W8, Class 2A, 7s, 2042	9,966,687	10,800,137
Ser. 03-W3, Class 1A2, 7s, 2042	974,623	1,055,022
Ser. 02-T16, Class A2, 7s, 2042	6,753,944	7,318,594
Ser. 02-T19, Class A2, 7s, 2042	4,232,728	4,582,300
Ser. 01-T10, Class A1, 7s, 2041	1,875,097	2,017,542
Ser. 02-T4, Class A2, 7s, 2041	4,240,709	4,564,457
Ser. 04-W1, Class 2A2, 7s, 2033	6,170,026	6,696,468
Ser. 381, Class 14, IO, 6 1/2s, 2037	189,009	31,260
Ser. 381, Class 15, IO, 6 1/2s, 2037	133,349	22,216
Ser. 371, Class 2, IO, 6 1/2s, 2036	2,800,569	573,447
Ser. 363, Class 2, IO, 5 1/2s, 2035	280,896	61,387
IFB Ser. 07-W6, Class 6A2, IO, 5.201s, 2037	1,559,294	204,644
IFB Ser. 06-90, Class SE, IO, 5.201s, 2036	1,407,671	203,436
IFB Ser. 03-66, Class SA, IO, 5.051s, 2033	2,597,467	323,966
IFB Ser. 07-W6, Class 5A2, IO, 4.691s, 2037	2,069,841	264,472
IFB Ser. 07-W4, Class 4A2, IO, 4.681s, 2037	10,064,883	1,208,740
IFB Ser. 07-W2, Class 3A2, IO, 4.681s, 2037	3,040,043	373,352
IFB Ser. 06-115, Class BI, IO, 4.661s, 2036	2,720,324	250,194
IFB Ser. 05-113, Class AI, IO, 4.631s, 2036	498,552	60,726
IFB Ser. 05-113, Class DI, IO, 4.631s, 2036	3,801,896	393,111
IFB Ser. 07-60, Class AX, IO, 4.551s, 2037	893,497	101,625
IFB Ser. 06-60, Class SI, IO, 4.551s, 2036	2,925,928	355,901
IFB Ser. 06-60, Class UI, IO, 4.551s, 2036	1,185,781	151,169
IFB Ser. 06-60, Class DI, IO, 4.471s, 2035	1,288,371	124,953
IFB Ser. 05-65, Class KI, IO, 4.401s, 2035	5,693,255	611,712
IFB Ser. 08-01, Class GI, IO, 4.361s, 2037	11,554,597	1,344,419
IFB Ser. 07-54, Class CI, IO, 4.161s, 2037	1,741,700	186,667
IFB Ser. 07-39, Class JI, IO, 4.161s, 2037	476,164	42,331
IFB Ser. 07-39, Class PI, IO, 4.161s, 2037	1,864,461	185,155
IFB Ser. 07-30, Class WI, IO, 4.161s, 2037	11,229,216	1,076,380

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-28, Class SE, IO, 4.151s, 2037	$2,089,089	$217,892
IFB Ser. 06-128, Class SH, IO, 4.151s, 2037	2,363,521	213,745
IFB Ser. 06-56, Class SM, IO, 4.151s, 2036	2,786,516	292,053
IFB Ser. 06-12, Class SD, IO, 4.151s, 2035	10,023,774	1,238,775
IFB Ser. 05-90, Class SP, IO, 4.151s, 2035	4,792,290	512,583
IFB Ser. 05-12, Class SC, IO, 4.151s, 2035	2,147,719	203,470
IFB Ser. 07-W5, Class 2A2, IO, 4.141s, 2037	1,063,085	107,933
IFB Ser. 07-30, Class IE, IO, 4.141s, 2037	5,585,238	718,334
IFB Ser. 06-123, Class CI, IO, 4.141s, 2037	4,698,416	481,591
IFB Ser. 06-123, Class UI, IO, 4.141s, 2037	1,990,897	203,630
IFB Ser. 05-82, Class SY, IO, 4.131s, 2035	11,938,343	1,198,274
IFB Ser. 07-15, Class BI, IO, 4.101s, 2037	3,278,664	336,509
IFB Ser. 06-126, Class CS, IO, 4.101s, 2037	328,257	30,349
IFB Ser. 06-16, Class SM, IO, 4.101s, 2036	1,552,771	179,269
IFB Ser. 05-95, Class CI, IO, 4.101s, 2035	3,432,684	395,870
IFB Ser. 05-84, Class SG, IO, 4.101s, 2035	5,664,458	619,160
IFB Ser. 05-57, Class NI, IO, 4.101s, 2035	1,021,353	110,538
IFB Ser. 05-104, Class NI, IO, 4.101s, 2035	3,911,279	432,074
IFB Ser. 05-83, Class QI, IO, 4.091s, 2035	911,963	113,843
IFB Ser. 06-128, Class GS, IO, 4.081s, 2037	1,952,804	204,213
IFB Ser. 05-83, Class SL, IO, 4.071s, 2035	9,790,503	959,507
IFB Ser. 06-114, Class IS, IO, 4.051s, 2036	2,361,665	221,335
IFB Ser. 06-115, Class IE, IO, 4.041s, 2036	1,761,344	196,707
IFB Ser. 06-117, Class SA, IO, 4.041s, 2036	2,650,032	246,597
IFB Ser. 06-121, Class SD, IO, 4.041s, 2036	2,115,946	199,873
IFB Ser. 06-109, Class SG, IO, 4.031s, 2036	1,651,273	156,719
IFB Ser. 06-104, Class SY, IO, 4.021s, 2036	175,060	15,911
IFB Ser. 06-109, Class SH, IO, 4.021s, 2036	2,361,354	274,482
IFB Ser. 07-W6, Class 4A2, IO, 4.001s, 2037	8,373,040	880,421
IFB Ser. 06-128, Class SC, IO, 4.001s, 2037	4,747,992	461,357
IFB Ser. 06-43, Class SI, IO, 4.001s, 2036	498,099	45,973
IFB Ser. 06-44, Class IS, IO, 4.001s, 2036	4,110,425	381,659
IFB Ser. 06-8, Class JH, IO, 4.001s, 2036	8,202,617	890,055
IFB Ser. 05-122, Class SG, IO, 4.001s, 2035	1,562,420	172,197
IFB Ser. 05-95, Class OI, IO, 3.991s, 2035	580,185	74,876
IFB Ser. 06-92, Class JI, IO, 3.981s, 2036	1,120,844	114,640
IFB Ser. 06-92, Class LI, IO, 3.981s, 2036	2,579,810	251,989
IFB Ser. 06-96, Class ES, IO, 3.981s, 2036	1,374,527	128,145
IFB Ser. 06-99, Class AS, IO, 3.981s, 2036	153,406	15,542
IFB Ser. 06-85, Class TS, IO, 3.961s, 2036	4,669,936	418,347
IFB Ser. 06-61, Class SE, IO, 3.951s, 2036	4,728,342	392,592
IFB Ser. 07-75, Class PI, IO, 3.941s, 2037	2,663,803	248,915
IFB Ser. 07-76, Class SA, IO, 3.941s, 2037	1,367,602	83,622
IFB Ser. 07-W7, Class 2A2, IO, 3.931s, 2037	7,157,816	734,850
IFB Ser. 07-88, Class MI, IO, 3.921s, 2037	222,262	20,065
IFB Ser. 08-10, Class AI, IO, 3.901s, 2038	62,164,268	4,473,984
IFB Ser. 07-116, Class IA, IO, 3.901s, 2037	10,401,153	1,017,543
IFB Ser. 07-103, Class AI, IO, 3.901s, 2037	12,437,636	1,262,366
IFB Ser. 07-1, Class NI, IO, 3.901s, 2037	2,950,180	296,668

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-124, Class ST, IO, 3.901s, 2034	$1,753,580	$176,338
IFB Ser. 07-15, Class NI, IO, 3.901s, 2022	3,171,664	268,956
IFB Ser. 08-3, Class SC, IO, 3.851s, 2038	224,074	23,055
IFB Ser. 07-109, Class XI, IO, 3.851s, 2037	1,393,537	142,108
IFB Ser. 07-109, Class YI, IO, 3.851s, 2037	2,819,025	252,845
IFB Ser. 07-54, Class KI, IO, 3.841s, 2037	1,465,740	133,330
IFB Ser. 07-30, Class JS, IO, 3.841s, 2037	4,652,470	452,976
IFB Ser. 07-30, Class LI, IO, 3.841s, 2037	3,462,155	341,350
IFB Ser. 07-106, Class SN, IO, 3.811s, 2037	2,910,496	251,484
IFB Ser. 07-54, Class IA, IO, 3.811s, 2037	2,564,767	250,238
IFB Ser. 07-54, Class IB, IO, 3.811s, 2037	2,564,767	250,238
IFB Ser. 07-54, Class IC, IO, 3.811s, 2037	2,564,767	250,238
IFB Ser. 07-54, Class ID, IO, 3.811s, 2037	2,564,767	250,238
IFB Ser. 07-54, Class IE, IO, 3.811s, 2037	2,564,767	250,238
IFB Ser. 07-54, Class IF, IO, 3.811s, 2037	3,812,143	371,941
IFB Ser. 07-54, Class NI, IO, 3.811s, 2037	1,067,101	104,258
IFB Ser. 07-54, Class UI, IO, 3.811s, 2037	2,726,991	298,721
IFB Ser. 07-109, Class AI, IO, 3.801s, 2037	1,113,666	108,517
IFB Ser. 07-91, Class AS, IO, 3.801s, 2037	1,817,476	166,495
IFB Ser. 07-91, Class HS, IO, 3.801s, 2037	1,924,104	173,320
IFB Ser. 07-15, Class CI, IO, 3.781s, 2037	8,690,897	837,759
IFB Ser. 06-123, Class BI, IO, 3.781s, 2037	11,426,480	1,063,165
IFB Ser. 06-115, Class JI, IO, 3.781s, 2036	6,369,409	611,192
IFB Ser. 07-109, Class PI, IO, 3.751s, 2037	1,462,510	139,116
IFB Ser. 06-123, Class LI, IO, 3.721s, 2037	4,232,030	386,355
IFB Ser. 08-1, Class DI, IO, 3.661s, 2038	388,263	31,004
IFB Ser. 08-1, Class NI, IO, 3.651s, 2037	5,239,355	431,336
IFB Ser. 07-116, Class BI, IO, 3.651s, 2037	9,646,601	854,912
IFB Ser. 08-01, Class AI, IO, 3.651s, 2037	13,871,603	1,293,260
IFB Ser. 08-1, Class HI, IO, 3.601s, 2037	6,547,704	588,630
IFB Ser. 07-39, Class AI, IO, 3.521s, 2037	4,418,472	365,094
IFB Ser. 07-32, Class SD, IO, 3.511s, 2037	3,001,737	256,086
IFB Ser. 07-30, Class UI, IO, 3.501s, 2037	2,497,534	224,737
IFB Ser. 07-32, Class SC, IO, 3.501s, 2037	3,983,040	339,960
IFB Ser. 07-1, Class CI, IO, 3.501s, 2037	2,905,709	253,700
IFB Ser. 05-74, Class SE, IO, 3.501s, 2035	3,834,430	299,178
IFB Ser. 05-82, Class SI, IO, 3.501s, 2035	11,465,203	896,141
IFB Ser. 05-74, Class NI, IO, 3.481s, 2035	14,950,298	1,458,750
IFB Ser. 05-14, Class SE, IO, 3.451s, 2035	447,604	33,550
IFB Ser. 08-1, Class BI, IO, 3.311s, 2038	1,769,452	114,408
IFB Ser. 07-75, Class ID, IO, 3.271s, 2037	2,171,521	181,564
FRB Ser. 07-103, Class HB, 2.999s, 2037	20,993,144	20,577,480
IFB Ser. 08-33, Class SA, IO, 2.942s, 2038	813,000	65,715
FRB Ser. 07-95, Class A1, 2.849s, 2036	13,440,178	13,362,225
FRB Ser. 07-95, Class A2, 2.849s, 2036	47,880,000	46,927,188
FRB Ser. 07-95, Class A3, 2.849s, 2036	13,271,000	12,729,543
FRB Ser. 07-101, Class A2, 2.849s, 2036	20,184,000	19,947,847
Ser. 03-W12, Class 2, IO, 2.221s, 2043	26,820,246	1,475,202
Ser. 08-33, Principal Only (PO), zero %, 2038	315,000	233,333

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 08-9, PO, zero %, 2038	$232,270	$181,510
Ser. 07-112, Class EO, PO, zero %, 2037	276,140	211,849
Ser. 07-89, Class PO, PO, zero %, 2037	536,546	427,244
Ser. 07-64, Class LO, PO, zero %, 2037	141,378	123,571
Ser. 07-47, Class B0, PO, zero %, 2037	86,499	69,474
Ser. 07-14, Class KO, PO, zero %, 2037	129,300	104,218
Ser. 06-125, Class MO, PO, zero %, 2037	234,575	189,573
Ser. 06-125, Class OX, PO, zero %, 2037	89,825	69,277
Ser. 06-117, Class OA, PO, zero %, 2036	248,308	188,171
Ser. 06-81, Class OP, PO, zero %, 2036	126,103	99,148
Ser. 06-84, Class OP, PO, zero %, 2036	12,324	12,291
Ser. 06-84, Class OT, PO, zero %, 2036	78,351	63,587
Ser. 372, Class 1, PO, zero %, 2036	3,242,954	2,700,965
Ser. 06-56, Class XF, zero %, 2036	232,026	227,260
Ser. 06-46, Class OC, PO, zero %, 2036	83,714	66,748
Ser. 370, Class 1, PO, zero %, 2036	1,323,102	1,099,087
Ser. 06-16, Class OG, PO, zero %, 2036	79,172	59,546
Ser. 04-38, Class AO, PO, zero %, 2034	2,455,770	1,838,914
Ser. 04-61, Class CO, PO, zero %, 2031	3,443,844	3,046,055
Ser. 07-31, Class TS, IO, zero %, 2009	7,068,988	208,401
Ser. 07-15, Class IM, IO, zero %, 2009	2,771,761	69,670
Ser. 07-16, Class TS, IO, zero %, 2009	11,423,681	314,300
FRB Ser. 07-76, Class SF, zero %, 2037	152,193	151,605
FRB Ser. 06-115, Class SN, zero %, 2036	1,260,035	1,265,178
FRB Ser. 06-104, Class EK, zero %, 2036	126,931	124,390
FRB Ser. 05-117, Class GF, zero %, 2036	267,335	247,887
FRB Ser. 05-79, Class FE, zero %, 2035	636,972	632,214
FRB Ser. 05-45, Class FG, zero %, 2035	796,904	738,727
FRB Ser. 05-81, Class DF, zero %, 2033	286,247	284,580
FRB Ser. 06-1, Class HF, zero %, 2032	431,785	416,098
IFB Ser. 06-75, Class FY, zero %, 2036	585,258	578,965
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	6,948,381	7,614,545
Ser. T-42, Class A5, 7 1/2s, 2042	231,162	248,242
Ser. T-60, Class 1A2, 7s, 2044	3,763,215	4,082,385
Ser. T-59, Class 1A2, 7s, 2043	3,905,260	4,246,342
Ser. T-55, Class 1A2, 7s, 2043	2,305,244	2,485,579
IFB Ser. T-56, Class 2ASI, IO, 5.501s, 2043	1,223,774	162,915
Freddie Mac
IFB Ser. 3360, Class SB, 26.1s, 2037	575,228	852,210
IFB Ser. 3339, Class WS, 25.637s, 2037	1,055,982	1,558,830
IFB Ser. 3339, Class JS, 24.521s, 2037	946,369	1,279,199
IFB Ser. 3202, Class PS, 22.335s, 2036	1,756,716	2,382,471
IFB Ser. 3349, Class SA, 22.095s, 2037	1,668,525	2,238,077
IFB Ser. 3331, Class SE, 22.095s, 2037	413,599	535,283
IFB Ser. 3153, Class SX, 19.163s, 2036	3,582,853	4,653,420
IFB Ser. 3153, Class JS, 19.013s, 2036	118,071	154,379
IFB Ser. 3081, Class DC, 16.481s, 2035	1,254,105	1,541,556

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3114, Class GK, 15.13s, 2036	$841,813	$1,029,034
IFB Ser. 3360, Class SC, 14.879s, 2037	1,180,536	1,366,605
IFB Ser. 3408, Class EK, 14.456s, 2037	283,905	327,875
IFB Ser. 2979, Class AS, 13.942s, 2034	635,526	727,101
IFB Ser. 3153, Class UT, 13.686s, 2036	2,154,283	2,485,420
IFB Ser. 3149, Class SU, 11.914s, 2036	828,605	910,598
IFB Ser. 3065, Class DC, 11.408s, 2035	2,037,384	2,257,221
IFB Ser. 3012, Class GP, 11.232s, 2035	1,320,267	1,495,079
IFB Ser. 3012, Class UP, 10.808s, 2035	96,940	108,528
IFB Ser. 3012, Class FS, 9.831s, 2035	103,289	108,824
IFB Ser. 3031, Class BS, 9.681s, 2035	2,721,360	2,910,528
IFB Ser. 3184, Class SP, IO, 4.533s, 2033	2,741,239	303,684
IFB Ser. 2882, Class LS, IO, 4.383s, 2034	336,005	39,157
IFB Ser. 3203, Class SH, IO, 4.323s, 2036	1,562,286	194,425
IFB Ser. 2594, Class SE, IO, 4.233s, 2030	3,276,435	245,772
IFB Ser. 2828, Class TI, IO, 4.233s, 2030	1,782,559	191,161
IFB Ser. 3397, Class GS, IO, 4.183s, 2037	1,668,045	150,906
IFB Ser. 3311, Class BI, IO, 3.943s, 2037	305,897	26,726
IFB Ser. 3297, Class BI, IO, 3.943s, 2037	7,407,634	792,782
IFB Ser. 3284, Class IV, IO, 3.933s, 2037	2,000,457	231,151
IFB Ser. 3287, Class SD, IO, 3.933s, 2037	2,985,880	290,093
IFB Ser. 3281, Class BI, IO, 3.933s, 2037	1,433,875	147,169
IFB Ser. 3281, Class CI, IO, 3.933s, 2037	163,824	14,133
IFB Ser. 3249, Class SI, IO, 3.933s, 2036	1,217,090	145,725
IFB Ser. 3028, Class ES, IO, 3.933s, 2035	9,416,385	1,057,119
IFB Ser. 3042, Class SP, IO, 3.933s, 2035	2,081,380	220,988
IFB Ser. 3045, Class DI, IO, 3.913s, 2035	5,851,993	527,863
IFB Ser. 3136, Class NS, IO, 3.883s, 2036	5,579,225	571,977
IFB Ser. 3054, Class CS, IO, 3.883s, 2035	1,955,561	149,630
IFB Ser. 3107, Class DC, IO, 3.883s, 2035	4,842,717	563,117
IFB Ser. 3066, Class SI, IO, 3.883s, 2035	12,857,190	1,456,634
IFB Ser. 2950, Class SM, IO, 3.883s, 2016	1,096,722	104,266
IFB Ser. 3256, Class S, IO, 3.873s, 2036	3,012,531	315,972
IFB Ser. 3031, Class BI, IO, 3.872s, 2035	1,832,527	232,400
IFB Ser. 3244, Class SB, IO, 3.843s, 2036	2,043,157	199,501
IFB Ser. 3244, Class SG, IO, 3.843s, 2036	2,361,221	246,955
IFB Ser. 3236, Class IS, IO, 3.833s, 2036	3,784,049	355,655
IFB Ser. 3114, Class TS, IO, 3.833s, 2030	12,079,249	1,069,743
IFB Ser. 3128, Class JI, IO, 3.813s, 2036	6,113,980	632,969
IFB Ser. 3240, Class S, IO, 3.803s, 2036	7,362,769	710,905
IFB Ser. 3153, Class JI, IO, 3.803s, 2036	3,331,520	315,607
IFB Ser. 3065, Class DI, IO, 3.803s, 2035	1,426,045	182,363
IFB Ser. 3145, Class GI, IO, 3.783s, 2036	5,007,774	556,909
IFB Ser. 3114, Class GI, IO, 3.783s, 2036	2,015,314	266,125
IFB Ser. 3339, Class JI, IO, 3.773s, 2037	3,214,406	278,108
IFB Ser. 3218, Class AS, IO, 3.763s, 2036	2,494,047	225,674
IFB Ser. 3221, Class SI, IO, 3.763s, 2036	3,091,799	284,849
IFB Ser. 3202, Class PI, IO, 3.723s, 2036	8,383,926	797,903
IFB Ser. 3355, Class MI, IO, 3.683s, 2037	1,866,466	172,423

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3201, Class SG, IO, 3.683s, 2036	$3,868,281	$369,012
IFB Ser. 3203, Class SE, IO, 3.683s, 2036	3,494,615	324,526
IFB Ser. 3171, Class PS, IO, 3.668s, 2036	602,523	61,702
IFB Ser. 3152, Class SY, IO, 3.663s, 2036	3,760,921	408,234
IFB Ser. 3284, Class BI, IO, 3.633s, 2037	2,350,997	220,841
IFB Ser. 3260, Class SA, IO, 3.633s, 2037	2,234,148	162,628
IFB Ser. 3199, Class S, IO, 3.633s, 2036	1,724,330	168,182
IFB Ser. 3284, Class LI, IO, 3.623s, 2037	4,899,577	467,163
IFB Ser. 3281, Class AI, IO, 3.613s, 2037	8,840,259	858,593
IFB Ser. 3012, Class UI, IO, 3.603s, 2035	3,238,722	312,991
IFB Ser. 3311, Class EI, IO, 3.593s, 2037	1,194,404	113,718
IFB Ser. 3311, Class IA, IO, 3.593s, 2037	3,621,525	364,562
IFB Ser. 3311, Class IB, IO, 3.593s, 2037	3,621,525	364,562
IFB Ser. 3311, Class IC, IO, 3.593s, 2037	3,621,525	364,562
IFB Ser. 3311, Class ID, IO, 3.593s, 2037	3,621,525	364,562
IFB Ser. 3311, Class IE, IO, 3.593s, 2037	5,127,155	516,127
IFB Ser. 3240, Class GS, IO, 3.563s, 2036	4,418,116	417,359
IFB Ser. 3408, Class BI, IO, 3.443s, 2038	385,179	28,955
IFB Ser. 3339, Class TI, IO, 3.323s, 2037	3,380,839	310,503
IFB Ser. 3284, Class CI, IO, 3.303s, 2037	6,682,211	595,724
IFB Ser. 3016, Class SQ, IO, 3.293s, 2035	3,804,857	259,784
IFB Ser. 3012, Class IG, IO, 3.263s, 2035	12,319,918	1,165,963
Ser. 3403, PO, zero %, 2037	97,900	75,670
Ser. 3369, Class BO, PO, zero %, 2037	96,218	75,625
Ser. 246, PO, zero %, 2037	2,444,061	2,065,707
Ser. 3292, Class DO, PO, zero %, 2037	92,965	73,580
Ser. 3292, Class OA, PO, zero %, 2037	188,778	143,818
Ser. 3296, Class OK, PO, zero %, 2037	92,147	70,687
Ser. 3300, PO, zero %, 2037	1,777,002	1,505,468
Ser. 3252, Class LO, PO, zero %, 2036	169,537	134,306
Ser. 3255, Class CO, PO, zero %, 2036	410,190	325,213
Ser. 3218, Class AO, PO, zero %, 2036	89,858	72,799
Ser. 3206, Class EO, PO, zero %, 2036	81,813	65,298
Ser. 3175, Class MO, PO, zero %, 2036	433,855	350,407
Ser. 3139, Class CO, PO, zero %, 2036	81,029	63,190
FRB Ser. 3349, Class DO, zero %, 2037	267,172	265,269
FRB Ser. 3327, Class YF, zero %, 2037	972,179	960,893
FRB Ser. 3326, Class XF, zero %, 2037	1,423,969	1,362,327
FRB Ser. 3326, Class YF, zero %, 2037	3,052,391	3,227,169
FRB Ser. 3263, Class TA, zero %, 2037	374,855	385,256
FRB Ser. 3241, Class FH, zero %, 2036	807,472	780,357
FRB Ser. 3231, Class XB, zero %, 2036	754,141	747,940
FRB Ser. 3283, Class HF, zero %, 2036	103,662	104,425
FRB Ser. 3231, Class X, zero %, 2036	618,434	624,074
FRB Ser. 3117, Class AF, zero %, 2036	154,402	161,674
FRB Ser. 3326, Class WF, zero %, 2035	3,126,414	2,999,900
FRB Ser. 3030, Class CF, zero %, 2035	908,324	823,719
FRB Ser. 3036, Class AS, zero %, 2035	149,552	142,321

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-26, Class WS, 43.972s, 2037	$1,716,293	$2,968,946
IFB Ser. 07-38, Class AS, 29.14s, 2037	2,216,855	3,211,736
IFB Ser. 06-34, Class SA, 24.326s, 2036	5,010,803	6,531,949
IFB Ser. 07-51, Class SP, 24.266s, 2037	812,590	1,027,400
IFB Ser. 07-44, Class SP, 23.188s, 2036	899,994	1,198,995
IFB Ser. 07-35, Class DK, 19.64s, 2035	327,000	410,826
IFB Ser. 05-84, Class SL, 11.442s, 2035	5,241,651	5,711,519
IFB Ser. 05-66, Class SP, 11.442s, 2035	2,397,994	2,613,599
IFB Ser. 05-84, Class SB, 10.661s, 2035	4,216,516	4,395,611
IFB Ser. 05-68, Class DP, 9.645s, 2035	7,379,206	7,935,521
IFB Ser. 05-7, Class NP, 8.136s, 2033	675,057	713,666
IFB Ser. 06-62, Class SI, IO, 4.844s, 2036	2,837,193	236,747
IFB Ser. 07-1, Class SL, IO, 4.824s, 2037	1,316,747	115,997
IFB Ser. 07-1, Class SM, IO, 4.814s, 2037	1,316,747	115,706
IFB Ser. 04-59, Class SC, IO, 4.383s, 2034	1,511,268	173,195
IFB Ser. 07-36, Class SW, IO, 4.364s, 2035	21,619,148	1,898,355
IFB Ser. 07-26, Class SG, IO, 4.314s, 2037	3,962,205	340,896
IFB Ser. 07-9, Class BI, IO, 4.284s, 2037	8,742,215	661,425
IFB Ser. 07-31, Class CI, IO, 4.274s, 2037	2,358,422	180,096
IFB Ser. 07-25, Class SA, IO, 4.264s, 2037	3,051,048	239,995
IFB Ser. 07-25, Class SB, IO, 4.264s, 2037	6,015,917	451,140
IFB Ser. 07-22, Class S, IO, 4.264s, 2037	2,154,109	229,600
IFB Ser. 07-11, Class SA, IO, 4.264s, 2037	2,053,501	168,623
IFB Ser. 07-14, Class SB, IO, 4.264s, 2037	364,556	29,505
IFB Ser. 07-51, Class SJ, IO, 4.214s, 2037	2,295,517	233,629
IFB Ser. 07-58, Class PS, IO, 4.164s, 2037	2,318,895	229,995
IFB Ser. 07-59, Class PS, IO, 4.134s, 2037	1,797,902	158,940
IFB Ser. 07-59, Class SP, IO, 4.134s, 2037	16,452,937	1,502,959
IFB Ser. 07-68, Class PI, IO, 4.114s, 2037	1,286,258	113,917
IFB Ser. 06-38, Class SG, IO, 4.114s, 2033	8,911,797	553,165
IFB Ser. 07-53, Class SG, IO, 4.064s, 2037	1,533,694	113,309
IFB Ser. 08-3, Class SA, IO, 4.014s, 2038	5,107,183	359,802
IFB Ser. 07-64, Class AI, IO, 4.014s, 2037	87,572,512	6,003,437
IFB Ser. 07-53, Class ES, IO, 4.014s, 2037	2,338,626	157,165
IFB Ser. 07-26, Class SD, IO, 3.983s, 2037	4,323,455	339,785
IFB Ser. 07-26, Class SL, IO, 3.983s, 2037	27,268,366	2,541,057
IFB Ser. 07-26, Class SM, IO, 3.983s, 2037	22,457,450	2,103,477
IFB Ser. 07-26, Class SN, IO, 3.983s, 2037	16,336,497	1,479,711
IFB Ser. 08-4, Class SA, IO, 3.98s, 2038	10,552,571	735,911
IFB Ser. 07-67, Class SI, IO, 3.974s, 2037	31,303,340	2,200,938
IFB Ser. 07-9, Class DI, IO, 3.974s, 2037	4,417,297	309,803
IFB Ser. 07-57, Class QA, IO, 3.964s, 2037	5,158,757	340,442
IFB Ser. 07-58, Class SA, IO, 3.964s, 2037	4,079,878	283,568
IFB Ser. 07-58, Class SC, IO, 3.964s, 2037	4,043,194	246,046
IFB Ser. 07-61, Class SA, IO, 3.964s, 2037	2,722,410	181,534
IFB Ser. 07-53, Class SC, IO, 3.964s, 2037	2,640,362	174,916
IFB Ser. 07-53, Class SE, IO, 3.964s, 2037	40,070,506	2,874,297
IFB Ser. 06-28, Class GI, IO, 3.964s, 2035	2,574,827	191,379
IFB Ser. 07-58, Class SD, IO, 3.954s, 2037	3,994,194	239,127

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-59, Class SD, IO, 3.934s, 2037	$30,005,776	$2,067,218
IFB Ser. 07-48, Class SB, IO, 3.833s, 2037	3,409,645	240,192
IFB Ser. 05-65, Class SI, IO, 3.814s, 2035	15,671,123	1,326,181
IFB Ser. 06-7, Class SB, IO, 3.784s, 2036	10,733,828	728,526
IFB Ser. 05-82, Class KS, IO, 3.764s, 2035	6,918,740	580,380
IFB Ser. 07-17, Class AI, IO, 3.733s, 2037	8,202,924	788,475
IFB Ser. 07-17, Class IB, IO, 3.714s, 2037	1,654,658	140,571
IFB Ser. 06-14, Class S, IO, 3.714s, 2036	3,006,471	219,893
IFB Ser. 06-20, Class S, IO, 3.714s, 2036	12,135,186	900,973
IFB Ser. 06-11, Class ST, IO, 3.704s, 2036	1,820,089	126,172
IFB Ser. 07-9, Class AI, IO, 3.683s, 2037	3,490,332	276,479
IFB Ser. 07-27, Class SD, IO, 3.664s, 2037	2,128,843	136,925
IFB Ser. 07-19, Class SJ, IO, 3.664s, 2037	3,687,203	234,443
IFB Ser. 07-23, Class ST, IO, 3.664s, 2037	4,301,144	255,965
IFB Ser. 07-8, Class SA, IO, 3.664s, 2037	1,483,345	100,856
IFB Ser. 07-9, Class CI, IO, 3.664s, 2037	5,743,483	358,589
IFB Ser. 07-7, Class EI, IO, 3.664s, 2037	2,192,100	134,046
IFB Ser. 07-7, Class JI, IO, 3.664s, 2037	5,498,008	425,143
IFB Ser. 07-1, Class S, IO, 3.664s, 2037	4,751,517	303,204
IFB Ser. 07-3, Class SA, IO, 3.664s, 2037	4,545,273	288,766
IFB Ser. 07-73, Class MI, IO, 3.464s, 2037	25,600,708	1,426,892
IFB Ser. 07-17, Class IC, IO, 3.433s, 2037	2,257,902	192,565
IFB Ser. 07-25, Class KS, IO, 3.383s, 2037	750,668	68,498
IFB Ser. 07-21, Class S, IO, 3.383s, 2037	4,764,585	326,160
IFB Ser. 07-31, Class AI, IO, 3.363s, 2037	2,096,650	215,542
IFB Ser. 07-43, Class SC, IO, 3.283s, 2037	2,830,050	197,456
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	16,931,690	6,891
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	49,578,982	20,179
Ser. 07-73, Class MO, PO, zero %, 2037	1,968,728	1,582,282
FRB Ser. 07-73, Class KI, IO, zero %, 2037	19,691,810	380,990
FRB Ser. 07-73, Class KM, zero %, 2037	1,969,634	1,976,270
FRB Ser. 07-49, Class UF, zero %, 2037	298,293	289,678
FRB Ser. 07-35, Class UF, zero %, 2037	409,439	416,345
FRB Ser. 07-22, Class TA, zero %, 2037	370,450	376,985
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG5,
Class A5, 5.224s, 2037	99,000	97,346
GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,254,000	1,252,570
Ser. 05-GG4, Class A4, 4.761s, 2039	558,000	532,789
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.836s, 2035 (F)	5,173,685	4,827,500
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.063s, 2051	313,000	287,960
FRB Ser. 07-LD12, Class A3, 5.991s, 2051	991,000	915,436
FRB Ser. 07-LD11, Class AM, 5.819s, 2049	182,000	164,825
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	186,000	164,000
Ser. 07-LDPX, Class A3, 5.42s, 2049	8,865,000	8,585,221
FRB Ser. 04-PNC1, Class A4, 5.371s, 2041	214,000	215,676
Ser. 05-CB12, Class A4, 4.895s, 2037	562,000	542,847
Ser. 04-C3, Class A5, 4.878s, 2042	532,000	516,184

COLLATERALIZED MORTGAGE OBLIGATIONS (41.4%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	$189,000	$192,757
Ser. 07-C6, Class A2, 5.845s, 2012	313,000	307,904
FRB Ser. 04-C4, Class A4, 5 1/8s, 2029	103,000	103,783
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 24.488s, 2036	1,658,247	2,049,268
IFB Ser. 07-5, Class 8A2, IO, 5.121s, 2036	3,335,614	314,570
Ser. 07-1, Class 3A2, IO, 4.651s, 2037	3,704,104	448,754
IFB Ser. 06-9, Class 3A2, IO, 4.631s, 2037	1,960,301	224,926
IFB Ser. 07-4, Class 3A2, IO, 4.601s, 2037	2,822,729	283,442
IFB Ser. 06-5, Class 2A2, IO, 4.551s, 2036	6,809,270	563,581
IFB Ser. 06-7, Class 2A5, IO, 4.299s, 2036	6,659,690	623,385
IFB Ser. 07-4, Class 2A2, IO, 4.071s, 2037	10,123,297	958,259
Ser. 06-9, Class 2A3, IO, 4.021s, 2036	6,104,732	627,123
IFB Ser. 06-9, Class 2A2, IO, 4.021s, 2037	4,455,399	455,263
IFB Ser. 06-8, Class 2A2, IO, 3.981s, 2036	17,324,457	1,279,532
IFB Ser. 06-7, Class 2A4, IO, 3.951s, 2036	6,204,472	448,587
IFB Ser. 06-6, Class 1A2, IO, 3.901s, 2036	2,836,535	201,968
IFB Ser. 06-6, Class 1A3, IO, 3.901s, 2036	4,889,459	394,259
IFB Ser. 07-5, Class 10A2, IO, 3.741s, 2037	5,647,669	403,745
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	544,000	517,406
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	528,000	506,595
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	634,000	620,711
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	69,000	62,676
Ser. 05-HQ6, Class A4A, 4.989s, 2042	99,000	94,392
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A, 3.09s,
2033 (United Kingdom)	890,000	844,432
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A, 4.338s,
2033 (United Kingdom)	1,081,000	1,011,059
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-20, Class 1A2, 6.885s, 2035	296,814	268,350
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	9,463,589	8,046,889
FRB Ser. 05-18, Class 6A1, 5.251s, 2035 (F)	6,885,752	6,745,521
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.573s, 2037	53,340,942	4,332,668
Ser. 07-4, Class 1A4, IO, 1s, 2037	56,507,359	1,477,158
Structured Asset Securities Corp. 144A Ser. 07-RF1, Class 1A,
IO, 2.659s, 2037	8,265,708	500,421
Terwin Mortgage Trust 144A FRB Ser. 06-9HGA, Class A1,
2.679s, 2037	2,051,242	1,846,118
Wachovia Bank Commercial Mortgage Trust Ser. 07-C30,
Class A3, 5.246s, 2043	796,000	802,311
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.258s, 2036	944,245	901,754
Ser. 05-AR2, Class 2A1, 4.541s, 2035	4,383,691	4,120,670
Ser. 05-AR9, Class 1A2, 4.369s, 2035	204,281	166,489
Ser. 04-R, Class 2A1, 4.368s, 2034	4,307,316	4,070,616

Total collateralized mortgage obligations (cost $490,483,616)		$561,446,720

PURCHASED OPTIONS OUTSTANDING (11.5%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
Deutschbank for the right to receive a fixed
rate of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	$174,122,000	$15,733,664

Option on an interest rate swap with
Deutschbank for the right to pay a fixed rate
of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	174,122,000	2,260,104

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2013.	Apr-08/4.965	58,000,000	4,352,320

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2013.	Apr-08/4.965	58,000,000	6

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.16% versus the three month
USD-LIBOR-BBA maturing April 28, 2018.	Apr-08/5.16	23,384,000	2,063,170

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.16% versus the three month
USD-LIBOR-BBA maturing April 28, 2018.	Apr-08/5.16	23,384,000	1,637

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.1975% versus the three month
USD-LIBOR-BBA maturing on May 14, 2018.	May-08/5.198	11,254,000	1,019,050

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.1975% versus the three month
USD-LIBOR-BBA maturing on May 14, 2018.	May-08/5.198	11,254,000	4,389

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.325% versus the three month
USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	164,692,000	14,313,382

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.325% versus the three month
USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	164,692,000	2,246,399

Option on an interest rate swap with Goldman
Sachs International for the right to receive a fixed
rate of 5.355% versus the three month USD-
LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	6,846,576

PURCHASED OPTIONS OUTSTANDING (11.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a
fixed rate of 5.355% versus the three
month USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	$84,411,000	$1,940,609

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 4.405% versus the
three month USD-LIBOR-BBA maturing
on April 16, 2018.	Apr-08/4.405	219,128,000	6,185,983

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 4.405% versus the
three month USD-LIBOR-BBA maturing
April 16, 2018.	Apr-08/4.405	219,128,000	451,404

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 4.2375% versus the
three month USD-LIBOR-BBA maturing
May 8, 2018.	May-08/4.238	108,617,000	2,454,744

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 4.2375% versus the
three month USD-LIBOR-BBA maturing
May 8, 2018.	May-08/4.238	108,617,000	1,268,647

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 5.775% versus the
three month USD-LIBOR-BBA maturing
July 1, 2018.	Jun-08/5.775	167,338,000	22,572,223

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 5.775% versus the
three month USD-LIBOR-BBA maturing
July 1, 2018.	Jun-08/5.775	167,338,000	83,669

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 5.37% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	84,411,000	6,914,949

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 5.37% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	84,411,000	1,911,065

PURCHASED OPTIONS OUTSTANDING (11.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to receive a fixed rate of 5.315% versus the
three month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	$108,617,000	$6,543,088

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right
to pay a fixed rate of 5.315% versus the
three month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	108,617,000	5,812,096

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.315% versus the
three month USD-LIBOR-BBA maturing
on April 08, 2019.	Apr-09/5.315	164,692,000	14,212,920

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.315% versus the
three month USD-LIBOR-BBA maturing
on April 08, 2019.	Apr-09/5.315	164,692,000	2,276,043

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.355% versus the
three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	213,467,000	17,310,039

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.355% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	213,467,000	4,903,337

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.355% versus the
three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	84,411,000	6,846,576

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.355% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	84,411,000	1,940,609

PURCHASED OPTIONS OUTSTANDING (11.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.03% versus the
three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.030	$34,320,000	$2,150,491

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.03% versus the
three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.030	34,320,000	1,240,668

Total purchased options outstanding (cost $101,554,072)			$155,859,857

ASSET-BACKED SECURITIES (0.4%)*

	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 2.749s, 2036	$32,000	$27,724
Argent Securities, Inc. FRB Ser. 06-W4, Class A2C, 2.759s, 2036	100,000	71,000
Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3,
2.769s, 2036	131,000	91,700
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 2.749s, 2036	196,000	161,640
Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 4.091s, 2037	4,128,879	395,567
FRB Ser. 07-6, Class 2A1, 2.809s, 2037	448,464	322,939
Long Beach Mortgage Loan Trust FRB Ser. 06-1, Class 2A3,
2.789s, 2036	45,000	36,225
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 2.769s, 2036	5,138,000	4,720,538
FRB Ser. 07-RZ1, Class A2, 2.759s, 2037	49,000	39,281
Securitized Asset Backed Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 2.739s, 2037	46,000	31,280
Soundview Home Equity Loan Trust FRB Ser. 06-3, Class A3,
2.759s, 2036	196,000	162,210

Total asset-backed securities (cost $6,516,727)		$6,060,104

SHORT-TERM INVESTMENTS (33.5%)*

	Principal amount/shares	Value

Interest in $420,000,000 joint tri-party repurchase
agreement dated March 31, 2008 with Deutsche Bank
Securities, Inc. due April 1, 2008 — maturity value of
$250,617,403 for an effective yield of 2.50% (collateralized by various mortgage backed securities with a coupon rate
of 5.00% and due dates ranging from June 1, 2036 to
September 1, 2037 valued at $428,400,001).	$250,600,000	$250,600,000

SHORT-TERM INVESTMENTS (33.5%)* continued

	Principal amount/shares	Value

Interest in $250,000,000 joint tri-party repurchase
agreement dated March 31, 2008 with Bank of America
Sec. LLC due April 1, 2008 with respect to various U.S.
Government obligations — maturity value of $50,003,333
for an effective yield of 2.40% (collateralized by various
mortgage backed securities with coupon rates of 2.07% to
9.03% and due dates ranging from September 23, 2009
to August 7, 2052 valued at $260,016,667)	$50,000,000	$50,000,000
U.S. Treasury Bills, for effective yields ranging from
1.17% to 1.50%, September 18, 2008 #	11,758,000	11,682,189
Putnam Prime Money Market Fund (e)	143,097,390	143,097,390

Total short-term investments (cost $455,379,579)		$455,379,579

TOTAL INVESTMENTS

Total investments (cost $3,230,838,357)		$3,383,113,948

* Percentages indicated are based on net assets of $1,357,684,311.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2008.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

At March 31, 2008, liquid assets totaling $936,850,015 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2008.

FUTURES CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	3,157	$ 772,715,213	Sep-08	$(18,618,251)
Euro-Dollar 90 day (Short)	2,377	580,760,525	Jun-08	(12,394,217)
Euro-Dollar 90 day (Long)	976	237,717,000	Sep-09	5,005,061
U.S. Treasury Bond 20 yr (Short)	371	44,073,641	Jun-08	(161,745)
U.S. Treasury Note 2 yr (Short)	9,513	2,042,024,906	Jun-08	(6,684,555)
U.S. Treasury Note 5 yr (Short)	8,916	1,018,513,688	Jun-08	(4,290,091)
U.S. Treasury Note 10 yr (Long)	9,218	1,096,509,906	Jun-08	33,706,575

Total				$ (3,437,223)

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $112,644,758) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 5.89%
versus the three month USD-LIBOR-BBA maturing
on July 15, 2019.	$139,701,000	Jul-09/5.89	$16,590,891

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.89%
versus the three month USD-LIBOR-BBA maturing
on July 15, 2019.	139,701,000	Jul-09/5.89	1,307,601

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.7% versus
the three month USD-LIBOR-BBA maturing on
May 14, 2018.	35,680,000	May-08/5.7	1,427

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 5.7% versus
the three month USD-LIBOR-BBA maturing on
May 14, 2018.	35,680,000	May-08/5.7	4,705,122

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.835% versus the three month
USD-LIBOR-BBA maturing June 18, 2018.	55,947,000	Jun-08/5.835	7,870,064

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.835% versus the three month
USD-LIBOR-BBA maturing June 18, 2018.	55,947,000	Jun-08/5.835	12,868

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.84% versus the three month
USD-LIBOR-BBA maturing June 18, 2018.	186,491,000	Jun-08/5.84	26,310,150

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.84% versus the three month
USD-LIBOR-BBA maturing June 18, 2018.	186,491,000	Jun-08/5.84	41,028

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.35% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	33,551,000	Aug-08/5.35	3,301,754

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.35% versus the three month
USD-LIBOR-BBA maturing August 28, 2018.	33,551,000	Aug-08/5.35	125,816

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.385% versus the three month
USD-LIBOR-BBA maturing August 28, 2018.	83,876,000	Aug-08/5.385	8,473,154

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $112,644,758) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.385% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	$83,876,000	Aug-08/5.385	$292,727

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 4.935% versus the three month
USD-LIBOR-BB maturing March 02, 2019.	263,963,000	Feb-09/4.935	17,326,531

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 4.935% versus the three month
USD-LIBOR-BBA maturing March 02, 2019.	263,963,000	Feb-09/4.935	5,273,981

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing October 28, 2019.	198,450,000	Oct-09/5.22	14,760,711

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing October 28, 2019.	198,450,000	Oct-09/5.22	5,094,212

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	736,500	May-12/5.515	52,137

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	736,500	May-12/5.515	32,509

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	294,500	May-12/5.52	20,868

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	294,500	May-12/5.52	12,958

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.395% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	315,948,000	Aug-08/5.395	32,154,028

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.395% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	315,948,000	Aug-08/5.395	1,080,542

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	33,865,000	Dec-08/5.00	2,405,431

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $112,644,758) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	$33,865,000	Dec-08/5.00	$494,429

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.32% versus the three month USD-LIBOR-BBA
maturing on January 9, 2022.	391,998,000	Jan-12/5.32	25,452,430

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.32% versus the three month USD-LIBOR-BBA
maturing on January 9, 2022.	391,998,000	Jan-12/5.32	18,862,944

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,473,000	May-12/5.51	103,802

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,473,000	May-12/5.51	65,254

Total			$192,225,369

TBA SALE COMMITMENTS OUTSTANDING at 3/31/08 (proceeds receivable $820,620,391) (Unaudited)

	Principal	Settlement
	amount	date	Value

GNMA, 5 1/2s, April 1, 2038	$402,000,000	4/21/08	$409,631,729
FNMA, 5 1/2s, April 1, 2038	408,000,000	4/14/08	411,793,135

Total			$821,424,864

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$261,042,000	$—	9/24/09	3 month USD-LIBOR-
			BBA	4.7375%	$ 9,228,950

45,000,000	—	8/11/15	4.892%	3 month USD-LIBOR-
				BBA	(3,413,434)

71,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-
				BBA	(6,431,919)

24,940,000	—	5/31/16	5.58909%	3 month USD-LIBOR-
				BBA	(3,430,580)

3,333,000	—	10/3/16	5.15630%	3 month USD-LIBOR-
				BBA	(350,620)

26,940,000	—	9/1/15	3 month USD-LIBOR-
			BBA	4.53%	1,360,355

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$116,000,000	$—	6/28/15	3 month USD-LIBOR-
			BBA	4.335%	$ 5,749,186

131,500,000	—	4/6/09	3 month USD-LIBOR-
			BBA	5.264%	5,699,183

151,150,000	—	7/27/09	5.504%	3 month USD-LIBOR-
				BBA	(6,755,700)

78,761,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
				BBA	(5,858,030)

62,935,000	—	11/9/09	4.387%	3 month USD-LIBOR-
				BBA	(2,800,226)

64,673,000	—	11/9/17	5.0825%	3 month USD-LIBOR-
				BBA	(6,440,609)

97,880,000	—	11/23/17	4.885%	3 month USD-LIBOR-
				BBA	(8,016,019)

20,090,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.07641%	1,990,382

406,233,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.8675%	14,374,738

76,462,000	—	12/24/27	4.9425%	3 month USD-LIBOR-
				BBA	(4,817,257)

Credit Suisse International
218,000	—	8/29/12	5.04556%	3 month USD-LIBOR-
				BBA	(17,196)

4,935,000	—	9/28/16	5.10886%	3 month USD-LIBOR-
				BBA	(434,472)

Goldman Sachs International
20,776,000	—	3/11/38	5.029%	3 month USD-LIBOR-
				BBA	(1,304,725)

232,062,000	—	3/14/13	3 month USD-LIBOR-
			BBA	3.37125%	781,348

53,070,000	—	4/2/18	4.076%	3 month USD-LIBOR-
				BBA	—

3,112,000	—	10/19/16	5.32413%	3 month USD-LIBOR-
				BBA	(371,191)

23,700,000	—	7/25/09	5.327%	3 month USD-LIBOR-
				BBA	(997,446)

263,665,000	—	11/20/08	5.16%	3 month USD-LIBOR-
				BBA	(8,405,713)

59,363,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.261%	6,358,834

256,010,000	—	11/21/08	5.0925%	3 month USD-LIBOR-
				BBA	(7,994,801)

56,785,000	—	11/21/26	3 month USD-LIBOR-
			BBA	5.2075%	5,678,145

8,486,000	—	12/20/16	3 month USD-LIBOR-
			BBA	5.074%	837,891

80,460,000	—	1/8/12	3 month USD-LIBOR-
			BBA	4.98%	5,715,208

150,000,000	—	11/6/09	4.365%	3 month USD-LIBOR-
				BBA	(6,563,458)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$ 2,510,000	$—	11/9/17	3 month USD-LIBOR-
			BBA	5.071%	$ 247,516

5,187,000	—	5/3/16	5.565%	3 month USD-LIBOR-
				BBA	(712,393)

63,528,600	—	9/19/09	3 month USD-LIBOR-
			BBA	4.763%	2,285,534

122,399,100	—	9/21/09	3 month USD-LIBOR-
			BBA	4.60%	4,061,368

34,089,300	—	9/21/17	5.149%	3 month USD-LIBOR-
				BBA	(3,083,815)

1,370,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.08%	136,147

JPMorgan Chase Bank, N.A.
12,154,000	—	2/19/18	3 month USD-LIBOR-
			BBA	4.585%	533,115

98,380,000	—	8/15/11	5.412%	3 month USD-LIBOR-
				BBA	(8,259,881)

8,838,000	—	3/5/18	4.325%	3 month USD-LIBOR-
				BBA	(189,095)

23,290,000	—	3/7/18	4.45%	3 month USD-LIBOR-
				BBA	(739,302)

12,985,000	—	3/11/38	5.0025%	3 month USD-LIBOR-
				BBA	(758,907)

46,257,000	—	3/11/38	5.03%	3 month USD-LIBOR-
				BBA	(2,912,349)

22,877,000	—	3/14/18	4.775%	3 month USD-LIBOR-
				BBA	(1,346,308)

522,558,000	—	3/22/10	3 month USD-LIBOR-
			BBA	2.23%	(1,926,099)

172,502,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.33375%	(300,195)

22,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-
				BBA	(1,718,610)

3,373,000	—	9/18/16	5.291%	3 month USD-LIBOR-
				BBA	(343,459)

14,100,000	—	6/27/17	3 month USD-LIBOR-
			BBA	5.712%	2,099,150

58,380,000	—	7/5/17	3 month USD-LIBOR-
			BBA	4.55%	2,475,099

53,690,000	—	10/10/13	5.054%	3 month USD-LIBOR-
				BBA	(5,118,005)

74,700,000	—	10/10/13	5.09%	3 month USD-LIBOR-
				BBA	(7,284,454)

262,992,000	—	11/20/08	5.165%	3 month USD-LIBOR-
				BBA	(8,396,933)

59,195,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.266%	6,379,800

4,100,000	—	7/25/17	3 month USD-LIBOR-
			BBA	5.652%	547,236

13,500,000	—	3/30/16	3 month USD-LIBOR-
			BBA	5.2755%	1,353,667

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 7,464,000	$—	12/19/16	5.0595%	3 month USD-LIBOR-
				BBA	$ (728,442)

8,004,000	—	1/19/17	3 month USD-LIBOR-
			BBA	5.249%	798,394

31,579,000	—	1/19/09	5.24%	3 month USD-LIBOR-
				BBA	(766,806)

180,867,000	—	1/31/17	3 month USD-LIBOR-
			BBA	5.415%	20,609,625

75,863,000	—	3/8/17	3 month USD-LIBOR-
			BBA	5.28%	7,680,581

7,925,000	—	8/2/15	3 month USD-LIBOR-
			BBA	4.6570%	480,861

19,300,000	—	8/13/12	3 month USD-LIBOR-
			BBA	5.2%	1,660,379

430,000	—	8/29/17	5.263%	3 month USD-LIBOR-
				BBA	(43,205)

48,000,000	—	9/11/09	3 month USD-LIBOR-
			BBA	4.643%	1,590,008

26,000,000	—	9/11/17	3 month USD-LIBOR-
			BBA	5.01%	2,065,156

38,670,000	—	9/11/27	5.27%	3 month USD-LIBOR-
				BBA	(3,643,623)

122,399,100	—	9/21/09	3 month USD-LIBOR-
			BBA	4.6125%	4,083,655

34,089,300	—	9/21/17	5.15%	3 month USD-LIBOR-
				BBA	(3,086,548)

117,339,000	—	10/30/12	4.68375%	3 month USD-LIBOR-
				BBA	(9,022,941)

62,935,000	—	11/9/09	4.3975%	3 month USD-LIBOR-
				BBA	(2,812,902)

64,673,000	—	11/9/17	5.0895%	3 month USD-LIBOR-
				BBA	(6,479,258)

702,353,000	—	12/11/17	3 month USD-LIBOR-
			BBA	4.65%	42,871,822

76,462,000	—	12/24/27	4.9675%	3 month USD-LIBOR-
				BBA	(5,076,262)

31,500,000	—	8/4/08	3 month USD-LIBOR-
			BBA	5.40%	393,210

15,900,000	—	8/4/16	3 month USD-LIBOR-
			BBA	5.5195%	1,921,866

65,600,000	—	9/2/15	3 month USD-LIBOR-
			BBA	4.4505%	2,966,688

65,000,000	—	10/21/15	4.916%	3 month USD-LIBOR-
				BBA	(5,764,275)

59,064,000	—	1/18/18	4.27625%	3 month USD-LIBOR-
				BBA	(1,045,390)

68,587,000	—	1/24/18	4.135%	3 month USD-LIBOR-
				BBA	(415,894)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 91,449,000	$—	1/24/18	4.175%	3 month USD-LIBOR-
				BBA	$ (862,199)

91,449,000	—	1/24/18	4.1625%	3 month USD-LIBOR-
				BBA	(765,879)

109,336,000	—	1/31/18	3 month USD-LIBOR-
			BBA	4.25%	1,841,769

129,145,000	—	2/5/18	4.22%	3 month USD-LIBOR-
				BBA	(1,818,946)

151,282,000	—	2/5/18	3 month USD-LIBOR-
			BBA	4.28%	2,891,503

600,000	—	4/17/09	5.12%	3 month USD-LIBOR-
				BBA	(25,798)

200,000	—	4/17/17	3 month USD-LIBOR-
			BBA	5.266%	22,886

91,000,000	—	10/16/16	5.3345%	3 month USD-LIBOR-
				BBA	(10,881,710)

Lehman Brothers Special Financing, Inc.
10,929,000	(65,734)	2/26/18	3 month USD-LIBOR-
			BBA	4.65%	468,448

6,537,000	—	3/7/18	4.34%	3 month USD-LIBOR-
				BBA	(147,409)

4,377,000	(3,030)	3/14/18	3 month USD-LIBOR-
			BBA	4.35%	99,213

11,739,000	—	3/19/13	3 month USD-LIBOR-
			BBA	3.0675%	(119,840)

286,371,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.13666%	(1,995,682)

33,760,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.3525%	(46,509)

33,760,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.395%	(18,627)

72,525,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.06%	(762,404)

46,200,000	—	3/25/13	3 month USD-LIBOR-
			BBA	3.2292%	(142,692)

15,600,000	—	3/25/38	4.583%	3 month USD-LIBOR-
				BBA	162,598

59,633,000	—	3/25/10	3 month USD-LIBOR-
			BBA	2.275%	(169,811)

145,525,000	—	6/12/17	3 month USD-LIBOR-
			BBA	5.717%	21,802,264

119,270,000	—	6/14/17	3 month USD-LIBOR-
			BBA	5.8725%	19,368,181

34,794,081	—	8/29/09	5.005%	3 month USD-LIBOR-
				BBA	(1,321,711)

63,421,000	—	8/29/09	5.001%	3 month USD-LIBOR-
				BBA	(2,413,366)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 377,000	$—	8/29/17	5.29125%	3 month USD-LIBOR-
				BBA	$ (38,775)

225,426,000	—	2/1/17	3 month USD-LIBOR-
			BBA	5.08%	19,854,628

2,163,766	—	8/29/17	3 month USD-LIBOR-
			BBA	5.32%	227,318

246,364,000	—	8/3/08	3 month USD-LIBOR-
			BBA	5.425%	3,104,788

161,001,000	—	8/3/11	5.445%	3 month USD-LIBOR-
				BBA	(13,740,487)

237,873,000	—	8/3/16	5.5675%	3 month USD-LIBOR-
				BBA	(29,581,426)

73,210,000	—	9/8/16	5.3275%	3 month USD-LIBOR-
				BBA	(7,646,088)

37,160,000	—	9/29/13	5.0555%	3 month USD-LIBOR-
				BBA	(3,064,791)

28,059,000	—	10/23/08	3 month USD-LIBOR-
			BBA	5.26%	853,868

11,279,000	—	10/23/16	3 month USD-LIBOR-
			BBA	5.3275%	1,343,638

28,059,000	—	10/23/08	5.255%	3 month USD-LIBOR-
				BBA	(852,411)

11,279,000	—	10/23/16	5.325%	3 month USD-LIBOR-
				BBA	(1,341,372)

78,977,000	—	3/15/09	4.9298%	3 month USD-LIBOR-
				BBA	(1,976,042)

23,000,000	—	3/16/09	4.9275%	3 month USD-LIBOR-
				BBA	(574,760)

168,762,000	—	8/31/09	3 month USD-LIBOR-
			BBA	4.89%	6,136,936

35,649,000	—	8/31/27	5.4925%	3 month USD-LIBOR-
				BBA	(4,431,171)

35,649,000	—	9/4/27	5.4475%	3 month USD-LIBOR-
				BBA	(4,201,861)

168,762,000	—	9/4/09	3 month USD-LIBOR-
			BBA	4.836%	6,007,749

183,070,000	—	9/11/09	3 month USD-LIBOR-
			BBA	4.6525%	6,088,991

108,656,000	—	9/13/17	5.0275%	3 month USD-LIBOR-
				BBA	(8,788,135)

42,352,500	—	9/19/09	3 month USD-LIBOR-
			BBA	4.755%	1,518,497

122,399,100	—	9/24/09	3 month USD-LIBOR-
			BBA	4.695%	4,250,577

34,089,300	—	9/24/17	5.285%	3 month USD-LIBOR-
				BBA	(3,454,798)

78,761,000	—	10/26/12	4.61375%	3 month USD-LIBOR-
				BBA	(5,806,898)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 35,000,000	$—	11/6/17	4.97625%	3 month USD-LIBOR-
				BBA	$ (3,167,793)

62,935,000	—	11/9/09	4.403%	3 month USD-LIBOR-
				BBA	(2,819,931)

64,673,000	—	11/9/17	5.067%	3 month USD-LIBOR-
				BBA	(6,355,814)

301,636,000	—	11/13/09	4.275%	3 month USD-LIBOR-
				BBA	(12,727,280)

325,188,000	—	11/13/17	5.045%	3 month USD-LIBOR-
				BBA	(31,229,701)

2,440,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.068%	239,999

230,097,000	—	12/11/17	4.839%	3 month USD-LIBOR-
				BBA	(17,710,926)

393,092,000	—	12/21/09	3 month USD-LIBOR-
			BBA	4.04125%	15,248,297

406,233,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.84625%	14,205,235

181,604,000	—	2/8/10	2.728%	3 month USD-LIBOR-
				BBA	(847,942)

131,424,000	—	2/7/18	4.217%	3 month USD-LIBOR-
				BBA	(1,781,147)

55,910,000	—	2/14/13	3.563%	3 month USD-LIBOR-
				BBA	(721,625)

9,742,000	—	2/21/18	4.599%	3 month USD-LIBOR-
				BBA	(437,697)

33,760,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.325%	(69,378)

Merrill Lynch Capital Services, Inc.
78,761,000	—	10/26/12	4.6165%	3 month USD-LIBOR-
				BBA	(5,817,282)

Morgan Stanley Capital Services, Inc.
147,000	—	8/29/17	5.26021%	3 month USD-LIBOR-
				BBA	(14,737)

2,915,000	—	2/20/17	5.192%	3 month USD-LIBOR-
				BBA	(278,401)

Total					$(56,597,519)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$33,040,000	(1)(F)	11/2/08	20 bp plus	The spread	$ 974,151
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

JPMorgan Chase Bank, N.A.
5,205,000	(1)(F)	4/30/08	110 bp plus Banc	The spread	(361,904)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

Lehman Brothers Special Financing, Inc.
1,855,000	(2)(F)	6/2/08	(Beginning	The spread	178,705
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

3,095,000	(2)(F)	6/1/08	(Beginning	The spread	338,042
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

Merrill Lynch Capital Services
615,650,211		4/14/08	(3.42%) 5.50%	FNMA 5.5 30 YR	(6,076,912)
TBA

79,557,376		4/14/08	(3.40%) 5.50%	FNMA 5.5 30 YR	(543,479)
TBA

Morgan Stanley Capital Services, Inc.
1,855,000	(2)(F)	5/31/08	(Banc of America	The spread	123,029
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
minus 250 bp)

Total					$(5,368,368)

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,087,740,967)	$3,240,016,558
Affiliated issuers (identified cost $143,097,390) (Note 5)	143,097,390

Cash	3,525,664

Receivable for shares of the fund sold	686,863

Receivable for sales of delayed delivery securities (Note 1)	822,659,057

Receivable from Manager (Note 2)	104,904

Unrealized appreciation on swap contracts (Note 1)	292,366,407

Premiums paid on swap contracts (Note 1)	68,764

Receivable for closed swap contracts (Note 1)	2,016,355

Total assets	4,504,541,962

LIABILITIES

Payable for variation margin (Note 1)	3,754,702

Payable for securities purchased	8,042,966

Payable for purchases of delayed delivery securities (Note 1)	1,761,510,836

Payable for shares of the fund repurchased	2,172,453

Payable for compensation of Manager (Notes 2 and 5)	1,650,057

Payable for investor servicing fees (Note 2)	181,951

Payable for Trustee compensation and expenses (Note 2)	371,100

Payable for administrative services (Note 2)	2,500

Payable for distribution fees (Note 2)	856,630

Written options outstanding, at value (premiums received $112,644,758) (Notes 1 and 3)	192,225,369

Unrealized depreciation on swap contracts (Note 1)	354,332,294

TBA sales commitments, at value (proceeds receivable $820,620,391) (Note 1)	821,424,864

Other liabilities and accrued expenses	331,929

Total liabilities	3,146,857,651

Net assets	$1,357,684,311

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$1,358,451,280

Undistributed net investment income (Notes 1 and 6)	29,291,115

Accumulated net realized loss on investments (Notes 1 and 6)	(36,545,481)

Net unrealized appreciation of investments (Note 6)	6,487,397

Total — Representing net assets applicable to capital shares outstanding	$1,357,684,311

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,170,270,512 divided by 86,218,103 shares)	$13.57

Offering price per class A share
(100/96.00 of $13.57)*	$14.14

Net asset value and offering price per class B share
($110,550,704 divided by 8,188,966 shares)**	$13.50

Net asset value and offering price per class C share
($30,297,212 divided by 2,236,007 shares)**	$13.55

Net asset value and redemption price per class M share
($31,901,279 divided by 2,351,208 shares)	$13.57

Offering price per class M share
(100/96.75 of $13.57)***	$14.03

Net asset value, offering price and redemption price per class R share
($2,342,744 divided by 172,803 shares)	$13.56

Net asset value, offering price and redemption price per class Y share
($12,321,860 divided by 910,248 shares)	$13.54

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,701,261
from investments in affiliated issuers) (Note 5)	$ 41,621,299

Total investment income	41,621,299

EXPENSES

Compensation of Manager (Note 2)	3,241,943

Investor servicing fees (Note 2)	1,085,205

Custodian fees (Note 2)	64,238

Trustee compensation and expenses (Note 2)	28,907

Administrative services (Note 2)	22,437

Distribution fees — Class A (Note 2)	1,400,731

Distribution fees — Class B (Note 2)	518,873

Distribution fees — Class C (Note 2)	130,269

Distribution fees — Class M (Note 2)	75,961

Distribution fees — Class R (Note 2)	3,390

Other	251,443

Non-recurring costs (Notes 2 and 7)	2,203

Costs assumed by Manager (Notes 2 and 7)	(2,203)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(79,748)

Total expenses	6,743,649

Expense reduction (Note 2)	(222,683)

Net expenses	6,520,966

Net investment income	35,100,333

Net realized gain on investments (Notes 1 and 3)	30,168,463

Net increase from payments by affiliates (Note 2)	1,946,961

Net realized gain on swap contracts (Note 1)	14,984,210

Net realized loss on futures contracts (Note 1)	(30,478,564)

Net realized loss on written options (Notes 1 and 3)	(17,350,012)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	31,191,206

Net gain on investments	30,462,264

Net increase in net assets resulting from operations	$ 65,562,597

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 35,100,333	$ 49,883,086

Net realized gain (loss) on investments	(728,942)	18,650,241

Net unrealized appreciation (depreciation) of investments	31,191,206	(8,589,486)

Net increase in net assets resulting from operations	65,562,597	59,943,841

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(23,360,861)	(42,302,837)

Class B	(1,828,618)	(3,666,625)

Class C	(443,408)	(515,157)

Class M	(610,311)	(1,140,914)

Class R	(26,617)	(20,982)

Class Y	(210,275)	(195,659)

Redemption fees (Note 1)	4,584	6,485

Increase (decrease) from capital share transactions
(Notes 4 and 6)	216,984,358	(163,528,008)

Total increase (decrease) in net assets	256,071,449	(151,419,856)

NET ASSETS

Beginning of period	1,101,612,862	1,253,032,718

End of period (including undistributed net investment income
of $29,291,115 and $18,419,564, respectively)	$1,357,684,311	$1,101,612,862

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2008**	$13.17	.37(d)	.32(f)	.69	(.29)	(.29)	—(e)	$13.57	5.25*(f)	$1,170,271	.48*(d)	2.75*(d)	203.22*(g)
September 30, 2007	13.03	.57(d)	.12	.69	(.55)	(.55)	—(e)	13.17	5.41	968,106	.99(d)	4.37(d)	252.54(g)
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—(e)	13.03	3.30	1,068,197	.94(h)	4.02(h)	579.42(g)
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—(e)	13.15	2.43	1,255,038.94		2.83	781.82(g)
September 30, 2004	13.20	.42	(.06)	.36	(.32)	(.32)	—(e)	13.24	2.81	1,441,252.94		3.24	198.47(g)
September 30, 2003	13.22	.28	.05	.33	(.35)	(.35)	—	13.20	2.52	2,022,134.88		2.12	331.95(i)

CLASS B
March 31, 2008**	$13.10	.32(d)	.32(f)	.64	(.24)	(.24)	—(e)	$13.50	4.90*(f)	$110,551	.84*(d)	2.40*(d)	203.22*(g)
September 30, 2007	12.96	.47(d)	.12	.59	(.45)	(.45)	—(e)	13.10	4.63	84,146	1.74(d)	3.62(d)	252.54(g)
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—(e)	12.96	2.52	132,827	1.69(h)	3.29(h)	579.42(g)
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—(e)	13.08	1.64	205,275	1.69	2.07	781.82(g)
September 30, 2004	13.12	.32	(.05)	.27	(.22)	(.22)	—(e)	13.17	2.12	297,159	1.69	2.46	198.47(g)
September 30, 2003	13.15	.18	.04	.22	(.25)	(.25)	—	13.12	1.67	529,386	1.63	1.38	331.95(i)

CLASS C
March 31, 2008**	$13.15	.32(d)	.32(f)	.64	(.24)	(.24)	—(e)	$13.55	4.89*(f)	$30,297	.86*(d)	2.41*(d)	203.22*(g)
September 30, 2007	13.01	.47(d)	.12	.59	(.45)	(.45)	—(e)	13.15	4.62	16,713	1.74(d)	3.62(d)	252.54(g)
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—(e)	13.01	2.50	15,985	1.69(h)	3.28(h)	579.42(g)
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—(e)	13.13	1.64	19,784	1.69	2.08	781.82(g)
September 30, 2004	13.17	.32	(.05)	.27	(.22)	(.22)	—(e)	13.22	2.08	26,181	1.69	2.44	198.47(g)
September 30, 2003	13.20	.18	.04	.22	(.25)	(.25)	—	13.17	1.70	53,235	1.63	1.34	331.95(i)

CLASS M
March 31, 2008**	$13.16	.35(d)	.33(f)	.68	(.27)	(.27)	—(e)	$13.57	5.20*(f)	$31,901	.60*(d)	2.63*(d)	203.22*(g)
September 30, 2007	13.02	.54(d)	.11	.65	(.51)	(.51)	—(e)	13.16	5.12	27,563	1.24(d)	4.12(d)	252.54(g)
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—(e)	13.02	3.10	31,087	1.19(h)	3.78(h)	579.42(g)
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—(e)	13.13	2.08	39,845	1.19	2.58	781.82(g)
September 30, 2004	13.18	.39	(.05)	.34	(.29)	(.29)	—(e)	13.23	2.61	50,649	1.19	2.99	198.47(g)
September 30, 2003	13.20	.27	.02	.29	(.31)	(.31)	—	13.18	2.25	73,355	1.13	2.03	331.95(i)

CLASS R
March 31, 2008**	$13.16	.36(d)	.31(f)	.67	(.27)	(.27)	—(e)	$13.56	5.14*(f)	$2,343	.61*(d)	2.72*(d)	203.22*(g)
September 30, 2007	13.02	.54(d)	.12	.66	(.52)	(.52)	—(e)	13.16	5.16	627	1.24(d)	4.12(d)	252.54(g)
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—(e)	13.02	3.04	396	1.19(h)	3.73(h)	579.42(g)
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—(e)	13.14	2.14	166	1.19	2.60	781.82(g)
September 30, 2004	13.20	.39	(.06)	.33	(.29)	(.29)	—(e)	13.24	2.54	44	1.19	2.98	198.47(g)
September 30, 2003†	13.22	.18	(.02)	.16	(.18)	(.18)	—	13.20	1.23*	1	.78*	1.30*	331.95(i)

CLASS Y
March 31, 2008**	$13.13	.39(d)	.32(f)	.71	(.30)	(.30)	—(e)	$13.54	5.48*(f)	$12,322	.36*(d)	2.94*(d)	203.22*(g)
September 30, 2007	13.00	.60(d)	.11	.71	(.58)	(.58)	—(e)	13.13	5.64	4,458	.74(d)	4.62(d)	252.54(g)
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—(e)	13.00	3.60	4,542	.69(h)	4.23(h)	579.42(g)
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—(e)	13.12	2.64	12,603.69		3.05	781.82(g)
September 30, 2004	13.18	.46	(.06)	.40	(.36)	(.36)	—(e)	13.22	3.09	26,829.69		3.45	198.47(g)
September 30, 2003	13.21	.31	.04	.35	(.38)	(.38)	—	13.18	2.73	52,590.63		2.39	331.95(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

  † For the period January 21, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

March 31, 2008	0.01%

September 30, 2007	0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share (Note 2).

(g) Portfolio turnover excludes dollar roll transactions.

(h) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

(i) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the“fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount.

The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the“Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $36,213,959 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$22,267,305	September 30, 2009

13,946,654	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008, $521,066 of losses recognized during the period November 1, 2006 to September 30, 2007.

The aggregate identified cost on a tax basis is $3,231,908,518, resulting in gross unrealized appreciation and depreciation of $181,826,588 and $30,621,158, respectively, or net unrealized appreciation of $151,205,430.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2008, Putnam Management waived $38,875 of its management fee from the fund.

For the period ended March 31, 2008, Putnam Management has assumed $2,203 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $1,946,961 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $1,103,215 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $222,683 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $538, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the net assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,044 and $675 from the sale of class A and class M shares, respectively, and received $50,822 and $1,598 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,417 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $2,234,128,149 and $2,537,211,826, respectively.

Written option transactions during the period ended March 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$2,679,622,000	$ 75,232,905

Options opened	1,620,706,000	53,140,272
Options exercised	—	—
Options expired	(45,754,000)	(800,695)
Options closed	(770,626,000)	(14,927,724)

Written options
outstanding at
end of period	$3,483,948,000	$112,644,758

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	6,319,293	$ 85,009,669

Shares issued
in connection
with reinvestment
of distributions	1,456,874	19,508,972

Shares issued
in connection with
the merger of
Putnam Limited
Duration Government
Income Fund	14,353,931	190,464,106

	22,130,098	294,982,747

Shares
repurchased	(9,444,091)	(126,712,108)

Net increase	12,686,007	$ 168,270,639

Year ended 9/30/07:

Shares sold	7,522,436	$98,198,517

Shares issued
in connection
with reinvestment
of distributions	2,670,274	34,760,524

	10,192,710	132,959,041

Shares
repurchased	(18,666,904)	(243,608,170)

Net decrease	(8,474,194)	$(110,649,129)

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	843,056	$ 11,336,252

Shares issued
in connection
with reinvestment
of distributions	119,812	1,597,115

Shares issued
in connection
with the merger
of Putnam Limited
Duration Government
Income Fund	2,993,258	39,516,692

	3,956,126	52,450,059

Shares
repurchased	(2,192,888)	(29,253,935)

Net increase	1,763,238	$ 23,196,124

Year ended 9/30/07:

Shares sold	611,325	$ 7,938,334

Shares issued
in connection
with reinvestment
of distributions	243,819	3,158,599

	855,144	11,096,933

Shares
repurchased	(4,681,450)	(60,799,676)

Net decrease	(3,826,306)	$(49,702,743)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	546,825	$7,350,532

Shares issued
in connection
with reinvestment
of distributions	24,975	334,657

Shares issued
in connection
with the merger of
Putnam Limited
Duration Government
Income Fund	719,197	9,531,515

	1,290,997	17,216,704

Shares
repurchased	(326,211)	(4,376,393)

Net increase	964,786	$ 12,840,311

Year ended 9/30/07:

Shares sold	377,398	$4,921,471

Shares issued
in connection
with reinvestment
of distributions	30,334	394,493

	407,732	5,315,964

Shares
repurchased	(365,494)	(4,761,466)

Net increase	42,238	$554,498

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	84,768	$ 1,137,760

Shares issued
in connection
with reinvestment
of distributions	10,827	145,248

Shares issued
in connection
with the merger of
Putnam Limited
Duration Government
Income Fund	392,770	5,209,943

	488,365	6,492,951

Shares
repurchased	(231,629)	(3,096,645)

Net increase	256,736	$ 3,396,306

Year ended 9/30/07:

Shares sold	117,122	$ 1,528,045

Shares issued
in connection
with reinvestment
of distributions	13,810	179,738

	130,932	1,707,783

Shares
repurchased	(424,856)	(5,535,878)

Net decrease	(293,924)	$(3,828,095)

CLASS R	Shares	Amount

Six months ended 3/31/08:

Shares sold	107,542	$ 1,449,737

Shares issued
in connection
with reinvestment
of distributions	1,981	26,612

Shares issued
in connection
with the merger of
Putnam Limited
Duration Government
Income Fund	30,271	401,462

	139,794	1,877,811

Shares
repurchased	(14,648)	(198,439)

Net increase	125,146	$ 1,679,372

Year ended 9/30/07:

Shares sold	26,436	$344,828

Shares issued
in connection
with reinvestment
of distributions	1,612	20,976

	28,048	365,804

Shares
repurchased	(10,795)	(140,767)

Net increase	17,253	$ 225,037

CLASS Y	Shares	Amount

Six months ended 3/31/08:

Shares sold	385,760	$ 5,176,333

Shares issued
in connection
with reinvestment
of distributions	15,695	210,275

Shares issued
in connection
with the merger
of Putnam Limited
Duration Government
Income Fund	318,258	4,211,379

	719,713	9,597,987

Shares repurchased	(148,965)	(1,996,381)

Net increase	570,748	$ 7,601,606

Year ended 9/30/07:

Shares sold	52,842	$ 688,357

Shares issued
in connection
with reinvestment
of distributions	15,069	195,659

	67,911	884,016

Shares
repurchased	(77,904)	(1,011,592)

Net decrease	(9,993)	$ (127,576)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2008, management fees paid were reduced by $40,873 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,701,261 for the period ended March 31, 2008. During the period ended March 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $144,026,943 and $44,531,820, respectively.

Note 6: Acquisition of Putnam Limited Duration Government Income Fund

On November 12, 2007, the fund issued 14,353,931, 2,993,258, 719,197, 392,770, 30,271 and 318,258 of class A, class B, class C, class M, class R and class Y shares to acquire Putnam Limited Duration Government Income Fund net assets in a tax-free exchange approved by the Trustees and shareholders. The net assets of the fund and Putnam Limited Duration Government Income Fund on November 12, 2007, the valuation date, were $1,102,795,519 and $249,335,097, respectively. On November 12, 2007, Putnam Limited Duration Government Income Fund had net investment income of $2,251,308, accumulated net realized gains of $174,509 and unrealized depreciation of $8,306,662. The aggregate net assets of the fund immediately following the acquisition were $1,352,130,616.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam U.S. Government Income Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the“Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA038 250650 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008